Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                    Financial Statement for the Period Ended
                               September 30, 1997

                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the last nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                        Management Discussion & Analysis

The first nine months of 1997 have been a strong period for the U.S. equity market with the S&P 500 up 29.6%. For the same period, the Standish Equity Fund has a total return of 35.1%.

For the last several years, there has been a pattern of performance differentiated by capitalization group, with small and medium capitalization stocks trailing the performance of the large capitalization stocks. This pattern continued during the first half of calendar 1997. However, in the last three months, the S&P Midcap and Russell 2000 indices outperformed the S&P 500 by more than 8% and 7%, respectively. By industry sector, the best groups within the S&P 500 in 1997 have been Technology, Financials and Healthcare. The sectors that have underperformed the S&P 500 through September 30 have been Basic Industries, Consumer Stable, Services and Electric Utilities.

For the Standish Equity Fund, performance through June was hurt by the fact that the average capitalization of stocks in the Fund is smaller than that of the S&P
500. However, in the quarter ending September 30, the Standish Equity Fund had outstanding performance beating the S&P 500 by approximately 6%. Particularly notable was performance in Financials, Services and Healthcare where our results were ahead of the comparable S&P 500 groups. In addition, we were helped by modest underweightings in Utilities and Basic Industries where performance lagged that of the broad market.

Our stock selection process is driven by proprietary modeling techniques that utilize a combination of valuation and earnings growth measures to determine the relative attractiveness of equity securities. We continue to be committed to consistently applying our stock selection disciplines. For the first nine months of 1997, the Multifactor Model, Price/Earnings Ratio and Earnings Trend factors have been the strongest indicators. To date in 1997, the top decline of stocks in our universe have outperformed the universe by over 11.5%. In 1997, our disciplines have again provided us with a very strong starting point for our portfolio construction process.

While the reporting period is only nine months, we are still pleased to be able to report another strong period of performance for the Standish Equity Fund and are grateful to our shareholders for their continuing support.

Sincerely,


/s/ Ralph S. Tate                               /s/ David C. Cameron

Ralph S. Tate                                   David C. Cameron

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index


                                [GRAPHIC OMITTED]


                                  Standish     S&P 500
                                Equity Fund     Index
                                -----------     -----
         Inception   1/2/91        100000      100000
                    1/31/91        105200      104360
                    2/28/91        112000      111822
                    3/31/91        116300      114528
                    4/30/91        115748      114803
                    5/31/91        119964      119751
                    6/30/91        113088      114266
                    7/31/91        118475      119591
                    8/31/91        120439      122425
                    9/30/91        120036      120381
                   10/31/91        123528      121994
                   11/30/91        119985      117077
                   12/31/91        133349      130471
                    1/31/92        131582      128044
                    2/29/92        133713      129709
                    3/31/92        129660      127180
                    4/30/92        129974      130919
                    5/31/92        129031      131560
                    6/30/92        126256      129600
                    7/30/92        132182      134901
                    8/31/92        128425      132135
                    9/30/92        131336      133694
                   10/31/92        134788      134162
                   11/30/92        141851      138724
                   12/31/92        146046      140430
                    1/31/93        151326      141610
                    2/28/93        152104      143536
                    3/31/93        157328      146564
                    4/30/93        151810      143017
                    5/31/93        157718      146850
                    6/30/93        161675      147276
                    7/31/93        159998      146687
                    8/31/93        167599      152246
                    9/30/93        172405      151074
                   10/31/93        174758      154201
                   11/30/93        172461      152736
                   12/31/93        176446      154585
                     1/1/94        182557      159840
                    2/28/94        181758      155509
                    3/31/94        172390      148729
                    4/30/94        172734      150632
                    5/31/94        172046      153103
                    6/30/94        166978      149352
                    7/31/94        170853      154250
                    8/31/94        178198      160575
                    9/30/94        172357      156641
                   10/31/94        175142      160165
                   11/30/94        165683      154335
                   12/31/94        169774      156619
                    1/31/95        169655      160676
                    2/28/95        178304      166937
                    3/31/95        184642      171862
                    4/30/95        191011      176932
                    5/31/95        197797      184004
                    6/30/95        205154      188272
                    7/31/95        216634      194523
                    8/31/95        217112      195011
                    9/30/95        224766      203241
                   10/31/95        222845      202515
                   11/30/95        234311      211406
                   12/31/95        233529      215477
                    1/31/96        240371      222812
                    2/29/96        247416      224878
                    3/31/96        249495      227043
                    4/30/96        255894      230390
                    5/31/96        259262      236332
                    6/30/96        256195      237232
                    7/31/96        245225      226751
                    8/31/96        253418      231533
                    9/30/96        268901      244564
                   10/31/96        277543      251309
                   11/30/96        298105      270306
                   12/31/96        296213      264951
                    1/31/97        310417      281505
                    2/28/97        311180      283712
                    3/31/97        299689      272054
                    4/30/97        310647      288269
                    5/31/97        334555      305824
                    6/30/97        352494      319525
                    7/31/97        385105      344959
                    8/31/97        375928      325642
                    9/30/97        172046      153103

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Equity Portfolio ("Portfolio"), at value (Note 1A)                           $ 170,141,845
   Receivable for Fund shares sold                                                                            51,419
   Receivable from Investment Adviser (Note 3)                                                                   494
   Other assets                                                                                                9,875
                                                                                                       -------------
       Total assets                                                                                      170,203,633

Liabilities
   Distribution payable                                                              $    22,390
   Accrued accounting, custody & transfer agent fees                                       3,783
   Accrued expenses and other liabilities                                                  7,664
                                                                                     -----------

       Total liabilities                                                                                      33,837
                                                                                                       -------------
Net Assets                                                                                             $ 170,169,796
                                                                                                       =============
Net Assets consist of:
   Paid-in capital                                                                                     $ 114,146,424
   Accumulated net realized gain                                                                          22,011,512
   Distributions in excess of net investment income                                                          (21,987)
   Net unrealized appreciation                                                                            34,033,847
                                                                                                       =============
       Total Net Asssets                                                                               $ 170,169,796
                                                                                                       =============

Shares of beneficial interest outstanding                                                                  3,486,603
                                                                                                       =============

Net Asset Value, Offering and Redemption Price Per Share
   (Net assets/Shares outstanding)                                                                     $       48.81
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                              Nine Months
                                                                                 Ended                 Year Ended
                                                                          September 30, 1997       December 31, 1996
                                                                         ----------------------   ---------------------
Investment Income (Note 1B)
   Interest income                                                          $         --             $     77,789
   Dividend income (net of withholding tax of $3,380)                                 --                  612,003
   Interest income allocated from Portfolio                                      228,206                  117,893
   Dividend income allocated from Portfolio (net of withholding
      taxes of $0 and $1,452, respectively)                                    1,400,800                1,453,073
   Expenses allocated from Portfolio                                            (650,790)                (479,297)
                                                                            ------------             ------------
       Net investment income from Portfolio                                      978,216                1,781,461

Expenses
   Investment Advisory fee (Note 3)                                                   --                  163,530
   Registration fees                                                              35,740                       --
   Accounting, custody and transfer agent fees                                    15,705                   46,088
   Legal and audit services                                                        7,997                   32,621
   Miscellaneous                                                                   1,720                    1,627
                                                                            ------------             ------------
       Total expenses                                                             61,162                  243,866

Deduct:
   Waiver of investment advisory fee                                                  --                  (12,085)
   Reimbursement of Fund operating expenses                                      (22,014)                      --
                                                                            ------------             ------------
      Total waiver of investment advisory fee and reimbursement
        of Fund operating expenses                                               (22,014)                 (12,085)
                                                                            ------------             ------------

       Net expenses                                                               39,148                  231,781
                                                                            ------------             ------------

          Net investment income                                                  939,068                1,549,680
                                                                            ------------             ------------

Realized and Unrealized Gain (Loss)
   Net realized gain from:
       Investment security transactions                                                --               3,307,925
       Financial futures contracts                                                     --                 164,221
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                       21,401,393               12,874,303
       Financial futures contracts                                               863,199                  428,300
                                                                            ------------             ------------
          Net realized gain                                                   22,264,592               16,774,749

   Change in unrealized appreciation (depreciation):
       Investment securities                                                          --                3,350,428
       Financial futures contracts                                                    --                  (58,213)
       From Portfolio                                                                 --                3,404,697
                                                                            ------------             ------------
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                  17,006,988                       --
       Financial futures contracts                                               (47,733)                      --
                                                                            ------------             ------------
          Change in net unrealized appreciation (depreciation)                16,959,255                6,696,912
                                                                            ------------             ------------

       Net realized and unrealized gain on investments                        39,223,847               23,471,661
                                                                            ------------             ------------

Net increase in net assets resulting from operations                        $ 40,162,915             $ 25,021,341
                                                                            ============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Nine Months
                                                              Ended                Year Ended           Year Ended
                                                        September 30, 1997     December 31, 1996    December 31, 1995
                                                     ----------------------- -------------------- ----------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    939,068         $  1,549,680         $  2,196,110
   Net realized gain                                           22,264,592           16,774,749           21,564,705
   Change in net unrealized appreciation                       16,959,255            6,696,912           10,229,026
      (depreciation)                                         ------------         ------------         ------------

      Net increase in net assets from operations               40,162,915           25,021,341           33,989,841
                                                             ------------         ------------         ------------

Distributions to Shareholders
   From net investment income                                  (1,248,360)          (1,481,454)          (2,203,103)
   In excess of net investment income                             (21,987)                  --                   --
   From net realized gain                                      (7,692,777)         (11,604,448)          (8,605,084)
                                                             ------------         ------------         ------------
       Total distributions to shareholders                     (8,963,124)         (13,085,902)         (10,808,187)
                                                             ------------         ------------         ------------

Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                            42,813,303           21,565,418           32,648,683
   Net asset value of shares issued to shareholders
      in payment of distributions declared                      8,649,462           12,463,945           10,246,215
   Cost of shares redeemed                                    (18,347,542)         (28,642,403)         (64,134,926)
                                                             ------------         ------------         ------------
   Increase in net assets from Fund share
      transactions                                             33,115,223            5,386,960          (21,240,028)
                                                             ------------         ------------         ------------

       Net increase in net assets                              64,315,014           17,322,399            1,941,626

Net Assets
   At beginning of period                                     105,854,782           88,532,383           86,590,757
                                                             ------------         ------------         ------------

   At end of period (including distributions in excess
      of net investment income of $21,987, undistributed
      net investment income of $88,950 and
      distributions in excess of net
      investment income of $20,274, respectively)            $170,169,796         $105,854,782         $ 88,532,383
                                                             ============         ============         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                  Nine Months
                                                     Ended
                                              September 30, 1997                 Year Ended December 31,
                                                                   --------------------------------------------------
                                                   (Note 1E)        1996       1995       1994       1993     1992 +
                                                   -----------    ---------   --------  ---------  ---------  --------
Net asset value, beginning of period                 $  38.79     $  34.81    $ 28.66   $  30.89   $  26.28   $ 25.66
                                                     --------     --------    -------   --------   --------   -------
Income from operations:
   Net investment income *                               0.39         0.60       0.76       0.45       0.50      0.56
   Net realized and unrealized gain (loss) on
      investments                                       12.79         8.52       9.94      (1.62)      5.57      1.81
                                                     --------     --------    -------   --------   --------   -------
Total from investment operations                        13.18         9.12      10.70      (1.17)      6.07      2.37
                                                     --------     --------    -------   --------   --------   -------
Less distributions declared to shareholders
   From net investment income                           (0.43)       (0.56)     (0.78)     (0.44)     (0.47)    (0.54)
   From net realized gain on investments                (2.73)       (4.58)     (3.77)     (0.62)     (0.99)    (1.19)
   From paid-in capital                                    --           --         --         --         --     (0.02)
                                                     --------     --------    -------   --------   --------   -------
   Total distributions                                  (3.16)       (5.14)     (4.55)     (1.06)     (1.46)    (1.75)
                                                     --------     --------    -------   --------   --------   -------
   Net asset value, end of period                    $  48.81     $  38.79    $ 34.81   $  28.66   $  30.89   $ 26.28
                                                     ========     ========    =======   ========   ========   =======

Total return                                            35.13%       26.84%     37.55%     (3.78)%    20.79%     9.52%

Ratios (to average daily net assets)/
Supplemental Data:
   Net assets, end of period (000's omitted)         $170,170     $105,855    $88,532   $ 86,591   $ 72,916   $14,679
   Expenses * (1)                                        0.70%++      0.71%      0.69%      0.70%      0.80%       --
   Net investment income *                               0.95%++      1.53%      2.05%      1.55%      1.29%     2.52%
   Portfolio turnover (2)                                  --           41%       159%       182%       192%       92%
   Average broker commission rate (2)                      --     $ 0.0499         --         --         --        --

*  For the nine months ended September 30, 1997 and for the years ended December
   31, 1996, 1993 and 1992, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                      $0.38     $   0.59         --         --   $   0.47   $  0.34
   Ratios (to average daily net assets):
      Expenses (1)                                       0.72%++      0.72%        --         --       0.97%     1.00%
      Net investment income                              0.93%++      1.52%        --         --       1.12%     1.52%

----------

+     Audited by other auditors.

++    Computed on an annualized basis.

(1) Includes the Fund's share of Standish Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Portfolio turnover and average broker commission rate represents activity while the Fund was investing directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                          Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in an interest of the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values it's securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B.  Securities transactions and income-

         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

         C.  Federal taxes-

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         D.  Other-

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all the investors in the Portfolio.

         E.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. For the period ended September 30, 1997, SA&W voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.70% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the nine months ended September 30, 1997, SA&W voluntarily reimbursed the Fund for it's operating expenses of $22,014 and for the year ended December 31, 1996, SA&W voluntarily waived $12,085 of its investment advisory fee. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $42,815,798 and $19,153,532, respectively. For the period from May 3, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $113,559,410 and $25,080,761, respectively.

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    Nine Months Ended           Year Ended               Year Ended
                                                   September 30, 1997        December 31, 1996        December 31, 1995
                                                 ------------------------  ----------------------   ----------------------
          Shares sold                                    979,248                  561,325                    932,595
          Shares issued to shareholders in
            payment of distributions declared            202,060                  325,504
                                                                                                             294,939
          Shares redeemed                               (423,446)                (701,269)               (1,705,536)
                                                 ------------------------  ----------------------   ----------------------

                   Net increase                          757,862                  185,560                   (478,002)
                                                 ========================  ======================   ======================

         At September 30, 1997, the Fund had one shareholder of record owning approximately 10% of the Fund's outstanding voting shares.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(6)      Tax Information - Unaudited:

         The Fund paid distributions of $2.10 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $4,695,163 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% rate gain distribution.

                Report of Independent Accountants h\DOT\48120.dot

         To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Equity Fund:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), as of September 30, 1997, and the related statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31,1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditor's, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and for the year ended December 31,1996, changes in its net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         November 11, 1997

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                              Value
Security                                 Shares             (Note 1A)
--------------------------------------------------------------------------------
EQUITIES -- 95.0%

Basic Industry -- 3.8%
Dexter Corp.                              27,800        $     1,113,738
Lubrizol Corp.                            24,300              1,020,600
Lyondell Petro Chemical                   75,600              1,979,775
Southdown, Inc.                           22,000              1,201,750
USX-US Steel Group, Inc.                  33,100              1,150,225
                                                        ---------------
                                                              6,466,088
                                                        ---------------

Capital Goods -- 8.6%
Aeroquip-Vickers Inc.                     30,300              1,484,700
Airborne Freight Corporation              14,600                884,213
Caterpiller Tractor, Inc.                 30,800              1,661,275
Crane Company                             36,400              1,496,950
Deere & Co.                               38,200              2,053,250
General Dynamics                          24,800              2,160,700
Ingersoll Rand Co.                        42,950              1,849,534
Kaydon Corp.                               4,700                282,000
Manitowoc Co., Inc.                       10,200                364,013
Timken Co.                                39,000              1,562,438
Yellow Corp.*                             25,500                830,344
                                                        ---------------
                                                             14,629,417
                                                        ---------------

Consumer Stable -- 10.0%
Alberto Culver Company, Class B           25,000                760,938
Coors (Adolph)                            23,800                901,425
Dole Food Company                         36,800              1,662,900
Fred Meyer, Inc.*                         29,200              1,554,900
Interstate Bakeries Corp.                 30,000              2,056,875
Lancaster Colony Corp.                    18,500                982,813
Owens Illinois*                           54,800              1,859,775
Philip Morris Companies Inc.              44,800              1,862,000
Safeway, Inc.*                            47,300              2,571,937
Sealed Air Corp.*                         32,100              1,763,494
Universal Foods Corp.                     25,900              1,042,475
                                                        ---------------
                                                             17,019,532
                                                        ---------------

Early Cyclical -- 4.2%
Ford Motor Co.                            59,900              2,710,474
U.S. Airways Group, Inc.*                 45,900              1,899,113
UAL Corp.*                                18,100              1,531,713
USG Corp.*                                22,700              1,088,181
                                                        ---------------
                                                              7,229,481
                                                        ---------------

Energy -- 9.3%
British Petroleum Co. PLC                 34,864              3,166,047

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                          Value
Security                             Shares             (Note 1A)
--------------------------------------------------------------------------------
Energy (continued)
Camco International, Inc.            17,600        $     1,227,600
Chevron Corporation                  13,500              1,123,031
Ensco International, Inc.            29,600              1,167,350
Global Marine Inc.*                  36,000              1,197,000
Pennzoil                             20,900              1,665,469
Phillips Petroleum Co.               45,200              2,333,449
Tidewater, Inc.                      28,400              1,682,700
USX-Marathon Group                   61,000              2,268,438
                                                   ---------------
                                                        15,831,084
                                                   ---------------

Financial -- 14.9%
Ace Limited                          19,400              1,823,600
BankAmerica Corp.                    34,800              2,551,274
Bear Stearns Cos., Inc.              48,605              2,138,620
Chase Manhattan Corp.                13,700              1,616,600
Cigna Corp.                           7,800              1,452,750
Conseco, Inc.                        40,900              1,996,431
First Union Corp.                    39,200              1,962,450
Golden West Financial Corp.          20,000              1,795,000
H.F. Ahmanson & Co.                  39,800              2,261,138
Old Republic International Corp.     47,600              1,856,400
Reliastar Financial Corp.            42,800              1,703,975
Republic New York Corp.              19,800              2,249,775
The Money Store, Inc.                68,200              1,943,700
                                                   ---------------
                                                        25,351,713
                                                   ---------------

Growth Cyclical -- 8.4%
Applebees International, Inc.        28,900                722,500
Costco Companies Inc.*               30,900              1,162,613
G Tech Holdings Corp.*               35,800              1,223,913
Liz Claiborne                        23,100              1,269,056
Nautica Enterprises Inc.*            50,100              1,409,063
Neiman Marcus Group Inc.*            60,200              1,926,400
Pier 1 Imports Inc.                  72,150              1,294,191
Ross Stores Inc.                     65,400              2,231,775
Ryan's Family Steakhouse*            77,300                710,194
Tommy Hilfiger Corp.*                46,100              2,302,118
                                                   ---------------
                                                        14,251,823
                                                   ---------------

Health Care -- 10.2%
Becton Dickinson & Co                34,800              1,666,050
Bergen Brunswig Corp., Class A       26,450              1,067,919
Biomet, Inc.                         81,800              1,963,200
Health Care & Retirement*            33,000              1,227,188
Lincare Holdings, Inc.*              22,700              1,144,931

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                               Value
Security                                  Shares             (Note 1A)
--------------------------------------------------------------------------------
Health Care (continued)
Novacare, Inc.*                           73,900        $     1,274,775
Schering-Plough Corp.                     88,600              4,562,899
Sofamor Danek Group, Inc.*                19,400              1,108,225
Tenet Healthcare Corp.*                   37,300              1,086,363
Watson Pharmaceutical Inc.*               38,500              2,300,375
                                                        ---------------
                                                             17,401,925
                                                        ---------------

Real Estate -- 1.9%
Duke Realty Investments, REIT             22,800                520,125
Felcor Suite Hotels Inc., REIT             9,700                398,306
Prentiss Properties Trust, REIT           31,600                912,450
Starwood Lodging Trust, REIT              23,900              1,372,756
                                                        ---------------
                                                              3,203,637
                                                        ---------------

Services -- 10.4%
Ameritech Corp.                           35,400              2,354,099
Bell Atlantic Corp.                       19,968              1,606,176
Bellsouth Corp.                           37,300              1,725,125
Cincinnati Bell, Inc.                     66,200              1,882,563
Gannett Co., Inc.                         26,000              2,806,374
New York Times Co. Class A                44,400              2,330,999
Omnicom Group                             27,800              2,022,450
Shared Medical                            18,700                988,763
Xerox Corp.                               24,500              2,062,594
                                                        ---------------
                                                             17,779,143
                                                        ---------------

Technology -- 12.6%
Adaptec Inc.*                             29,400              1,374,450
Compaq Computer*                          17,600              1,315,600
Computer Associates International, Inc.   25,900              1,859,944
Harris Corp., Inc.                        36,000              1,647,000
Kulicke & Soffa Industries*               36,200              1,676,513
Pitney Bowes, Inc.                        18,300              1,522,331
Raychem Corp.                              8,700                735,150
Sci Sys, Inc.*                            49,000              2,428,562
Storage Technology Corp.*                 47,100              2,251,969
Stratus Computer, Inc.*                   31,300              1,514,138
Sun Microsystems Inc.*                    41,500              1,942,719
Symantec*                                 58,900              1,339,975
Tech Data Corp.*                          38,600              1,775,600
                                                        ---------------
                                                             21,383,951
                                                        ---------------

Utilities -- 0.7%
FPL Group Inc.                            21,600              1,107,000
                                                        ---------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                               Value
Security                                  Shares             (Note 1A)
--------------------------------------------------------------------------------
TOTAL EQUITIES (COST $127,583,794)                         161,654,794
                                                       ---------------

                                                                                           Par            Value
Security                                                Rate            Maturity           Value         (Note 1A)
--------------------------------------------------------------------------------------------------------------------

BOND -- 0.3%

U.S. Government -- 0.3%
FNMA+                                                   5.551%          12/16/1997      $  100,000   $        98,862
FNMA+                                                   5.512%          12/11/1997         375,000           371,014
                                                                                                     ---------------
Total U.S. Government (Cost $469,863)                                                                        469,876
                                                                                                     ---------------

TOTAL BOND (COST $469,863)                                                                                   469,876
                                                                                                     ---------------
SHORT-TERM INVESTMENTS -- 4.2%

Repurchase Agreements -- 4.2%
Prudential-Bache Repurchase Agreement,
dated 9/30/97, due 10/1/97, with a
maturity value of $7,210,834 and an
effective yield of 5.47%, collateralized by
a U.S. Government Agency Obligation with a
rate of 9.00%, with a maturity date
of 4/1/10 and with an aggregate market
value of $7,353,933.                                                                     7,209,738         7,209,738
                                                                                                     ---------------
Total Repurchase Agreements (Cost $7,209,738)                                                              7,209,738
                                                                                                     ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,209,738)                                                             7,209,738
                                                                                                     ---------------

TOTAL INVESTMENTS-- 99.5% (COST $135,263,395)                                                        $   169,334,408

Other Assets, Less Liabilities-- 0.5%                                                                        807,597
                                                                                                     ---------------

NET ASSETS-- 100%                                                                                    $   170,142,005
                                                                                                     ===============

Notes to the Schedule of Investments:

*     Non-income producing security.

+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $135,263,395)                                     $ 169,334,408
   Receivable for investments sold                                                                           665,607
   Interest and dividends receivable                                                                         158,611
   Other assets                                                                                                7,569
   Deferred organization costs (Note 1E)                                                                      53,596
                                                                                                       -------------
       Total assets                                                                                      170,219,791
Liabilities
   Payable for daily variation margin on open financial futures                      $    61,625
      contracts (Note5)
   Accrued accounting and custody fees                                                     5,487
   Accrued expenses and other liabilities                                                 10,674
                                                                                    ------------
       Total liabilities                                                                                      77,786
                                                                                                       -------------
Net Assets (applicable to investors' beneficial interests)                                             $ 170,142,005
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                       May 3, 1996
                                                                               Nine Months          (commencement of
                                                                                  Ended              operations) to
                                                                            September 30, 1997      December 31, 1996
                                                                           ---------------------   --------------------
Investment Income (Note 1C)
   Dividend income (net of withholding tax of $0 and $1,452,
      respectively.)                                                           $   1,400,800          $   1,453,074
   Interest income                                                                   228,206                117,893
                                                                               -------------          -------------
       Total income                                                                1,629,006              1,570,967

Expenses
   Investment advisory fee (Note 2)                                                  493,202                345,301
   Accounting and custody fees                                                        78,676                 81,888
   Legal and audit services                                                           47,083                 23,672
   Amortization of organization cost (Note 1E)                                        11,007                 10,067
   Miscellaneous                                                                      20,822                 18,369
                                                                               -------------          -------------
       Total expenses                                                                650,790                479,297
                                                                               -------------          -------------

          Net investment income                                                      978,216              1,091,670
                                                                               -------------          -------------

Realized and Unrealized Gain (loss)
   Net realized gain
       Investment security transactions                                           21,401,416             12,874,316
       Financial futures contracts                                                   863,199                428,300
                                                                               -------------          -------------
          Net realized gain                                                       22,264,615             13,302,616

   Change in unrealized appreciation (depreciation)
       Investment securities                                                      17,007,005              3,338,425
       Financial futures contracts                                                   (47,733)                66,274
                                                                               -------------          -------------
          Change in net unrealized appreciation (depreciation)                    16,959,272              3,404,699
                                                                               -------------          -------------

       Net realized and unrealized gain                                           39,223,887             16,707,315
                                                                               -------------          -------------

Net increase (decrease) in net assets from operations                          $  40,202,103          $  17,798,985
                                                                               =============          =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                                For the Period
                                                                                                 May 3, 1996
                                                                           Nine Months         (commencement of
                                                                              Ended             operations) to
                                                                       September 30, 1997     December 31, 1996
                                                                     ----------------------  --------------------

Increase (decrease) in Net Assets
From operations
   Net investment income                                                    $    978,216         $  1,091,670
   Net realized gain                                                          22,264,615           13,302,616
   Change in net unrealized appreciation (depreciation)                       16,959,272            3,404,699
                                                                            ------------         ------------
   Net increase in net assets from operations                                 40,202,103           17,798,985
                                                                            ------------         ------------

Capital transactions
   Assets contributed by Standish Equity Fund at commencement
      (including unrealized gain of $13,669,897)                                      --           97,994,616
   Contributions                                                              42,815,799           15,564,794
   Withdrawals                                                               (19,153,531)         (25,080,761)
                                                                            ------------         ------------
   Increase in net assets resulting from capital transactions                 23,662,268           88,478,649
                                                                            ------------         ------------

       Total increase in net assets                                           63,864,371          106,277,634

Net Assets
   At beginning of period                                                    106,277,634                   --
                                                                            ------------         ------------

   At end of period                                                         $170,142,005         $106,277,634
                                                                            ============         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                              May 3, 1996
                                                           Nine Months Ended               (commencement of
                                                           Nine Months Ended                operations) to
                                                           September 30, 1997              December 31, 1996
                                                          --------------------        --------------------------

Ratios (to average daily net assets):
   Expenses                                                        0.66%+                         0.69%+
   Net investment income                                           0.99%+                         1.58%+
Portfolio Turnover                                                   75%                            78%
Average broker commission per share (1)                        $ 0.0465                       $ 0.0483
Net assets, end of period (000s omitted)                       $170,142                       $106,278

----------
+     Computed on an annualized basis.
(1) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Equity Fund's proportionate interest in the net assets of the Portfolio was approximately 100%.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements-

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transaction and income-

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D.  Income Taxes-

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E.  Deferred Organizational Expenses-

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001.

         F.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                               For the Period May 3, 1996
                                                              Nine Months Ended             (commencement of operations) to
                                                              September 30, 1997                   December 31, 1996
                                                      -----------------------------------  -----------------------------------
                                                         Purchases            Sales           Purchases            Sales
                                                      -----------------  ----------------  ----------------  -----------------
          U.S. Government Securities                  $         740,421  $              0  $              0  $               0
                                                      =================  ================  ================  =================
          Investments (non-U.S. Government            $     161,249,954  $    141,898,028  $     75,936,681  $      81,731,534
                                                      =================  ================  ================  =================

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

           Aggregate Cost                                   $   135,287,920
                                                            ===============
           Gross unrealized appreciation                    $    34,624,206
           Gross unrealized depreciation                    $      (577,718)
                                                            ---------------
           Net unrealized appreciation (depreciation)       $    34,046,488
                                                            ===============

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions for the period ended September 30, 1997.

         Futures Contracts--

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. Buying futures tend to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At September 30, 1997, the Portfolio had entered into the following financial futures contracts:

                                                                              Underlying
                                                                            Face/amount at      Unrealized
                     Contract               Position      Expiration Date        value         Gain/(Loss)
           --------------------------------------------------------------------------------------------------
           S&P 500 (17 Contracts)             Long           12/19/97          8,113,250       $   (37,145)
                                                                                               =============

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At September 30, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio:

         We have audited the accompanying statement of assets and liabilities of Standish Equity Portfolio, including the schedule of investments as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Equity Portfolio as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.


         Coopers & Lybrand
         Chartered Accountants
         Toronto, Canada
         November 11, 1997

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                   [STANDISH LOGO] STANDISH, AYER & WOOD, INC.
                                   One Financial Center
                                   Boston, Massachusetts 02111-2662
                                   (617) 350-6100